Corporate Presentation February 2016 Exhibit 99.1

This presentation, the accompanying modules, and in each case the oral commentary contain “forward-looking” statements that involve substantial risks and uncertainties. All statements other than statements of historical facts contained in this presentation, the accompanying modules, and in each case the oral commentary, including statements regarding our future financial condition, business strategy and plans and objectives of management for future operations, are forward looking statements. In some cases, you can identify forward-looking statements by terminology such as “believe,” “will,” “may,” “estimate,” “continue,” “anticipate,” “contemplate,” “intend,” “target,” “project,” “should,” “plan,” “expect,” “predict,” “could,” “potentially” or the negative of these terms or other similar expressions. Forward looking statements appear in a number of places throughout this presentation, the accompanying modules, and in each case the accompanying oral commentary and include statements regarding our intentions, beliefs, projections, outlook, analyses or current expectations concerning, among other things, our ongoing and planned preclinical development and clinical trials, the timing of and our ability to initiate or enroll clinical trials, and our ability to make regulatory filings and obtain and maintain regulatory approvals for roxadustat, FG-3019 and our other product candidates, our intellectual property position, the potential safety, efficacy, reimbursement, convenience clinical and pharmaco-economic benefits of our product candidates, commercial opportunities, including potential market sizes and segments, the potential markets for any of our product candidates, our ability to develop commercial functions, our ability to operate in China, expectations regarding clinical trial data, including all of the foregoing as it pertains to our collaboration partners AstraZeneca, AB and Astellas Pharma Inc., including cost-sharing, our results of operations, cash needs, financial condition, liquidity, prospects, growth and strategies, the industry in which we operate and the trends that may affect the industry or us. Forward-looking statements involve known and unknown risks, uncertainties, assumptions and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent our management’s beliefs and assumptions only as of the date of this presentation, the accompanying modules, and in each case the oral commentary. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons why actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. Forward-Looking Statements

IPF: idiopathic pulmonary fibrosis DMD: Duchenne Muscular Dystrophy TREAT-NMD is an EU-based network aiming to advance treatments and care for patients with neuromuscular disease; TACT, the TREAT-NMD Advisory Committee for Therapeutics, is an expert multidisciplinary body that provides the neuromuscular community with guidance on advancing new therapies for neuromuscular diseases Investment Highlights Roxadustat – a novel oral treatment for anemia in Phase 3 Targeting the multi-billion dollar global anemia market IP protection expected through 2033 and potentially beyond >1400 subjects evaluated in Ph1 + Ph2; Ph3 to enroll ~ 7500 to 8500 subjects globally Global collaborations: Astellas and AstraZeneca $2.5 billion in potential payments (~$818 million received through 9/30/15) Plus royalties, transfer prices, and clinical development support Regulatory filings anticipated 2016 (China), 2018 (US) Funded through expected global commercialization FG-3019 – a novel anti-CTGF Ab for treating fibrotic disease Phase 2 in idiopathic pulmonary fibrosis Phase 2 in pancreatic cancer Phase 2 in DMD non-ambulatory FG-5200 – collagen type III replacement cornea & scaffold for corneal blindness

HIF PLATFORM PRECLINICAL PHASE 1 PHASE 2 PHASE 3 Roxadustat (HIF-PH Inhibitor for anemia) United States / Europe China Japan Our Platforms and Product Portfolio FIBROTIC DISEASE PLATFORM PRECLINICAL PHASE 1 PHASE 2 PHASE 3 FG-3019 (Anti-CTGF Antibody) Idiopathic Pulmonary Fibrosis Pancreatic Cancer Duchenne Muscular Dystrophy rhCOLLAGEN III SCAFFOLD PILOT PIVOTAL FG-5200 (Corneal Blindness)1 ¹ 5-year POC study in 10 patients completed; filed as device in China. Wholly-Owned Partnered

Roxadustat – Recent Highlights Global program on schedule to submit regulatory filings in 2016 for China and 2018 for US January 2016: DSMB chair reviewed safety data and recommended that studies continue with current protocols Target patient enrollment update (FibroGen responsible for 3 of 7 Phase 3 studies) Stretch goal late 2015 – one study Base goal March/April 2016 – two studies Phase 2 completed in Japan Development expansion beyond CKD anemia in China

China Program - Recent Highlights Phase 3 clinical trials initiated First patient dosed DD-CKD Q4 2015 (N=300) First patient dosed ND-CKD Q4 2015 (N=150) Initial China regulatory submission expected in 2016 – rolling review Development expansion beyond CKD anemia AZ alignment on China CTA submission plan Myelodysplastic syndromes (MDS) – 1H 2016 Chemotherapy-induced anemia (CIA)

FG-3019 - Recent Highlights IPF – Study 067 FG-3019 vs. placebo arms >50% enrolled (target n=90) Expansion of study sites to include countries where approved IPF therapies have not fully penetrated the markets Expanding study to include patients on approved therapy Pancreatic cancer – Study 069 Presentation of preliminary data at ASCO-GI Jan 2016 Trial expansion decision to be based on data from up to 42 subjects Duchenne Muscular Disease Phase 2 study of FG-3019 in DMD patients – first patient dosed Jan 2016 Liver Fibrosis in NASH Pre-IND meeting with FDA in Oct 2015 Assessing trial design and timing

Q3 2015 Financial Highlights $365.6M of cash, cash equivalents, investments, and receivables on September 30, 2015 Cap of $116.5M on FibroGen’s funding obligations for roxadustat CKD anemia development (ex-China) met in Q4 2015 Going forward, now that the cap has been met: Astellas and AstraZeneca will be responsible for funding all roxadustat development in CKD Through launch for all territories ex-China Impact on FibroGen – reduction in operating expenses and increase in partner billings to 100% of development costs Largely eliminates roxadustat cash burn ex-China Estimated cash balances: $330M to $340M – year-end 2015 $295M to $300M – year-end 2016 – projected

$116.5M Cap, 50-50 Roxadustat Development Cost Share Met In Q4 2015 Before/After Illustration – Assuming $160M total annual roxadustat development expenses (based on Q2/Q3 2015 run rates) GAAP OpEx BEFORE: AstraZeneca bills FibroGen for $40M, or 50% of its $80M in development expenses AFTER: AstraZeneca pays for all $80M of their own development expenses; FibroGen operating expenses reduced by $40M Cash Burn BEFORE: FibroGen bills AstraZeneca for $40M, or 50% of its $80M in development expenses AFTER: FibroGen bills AstraZeneca 100% of its development expenses, or $80M; FibroGen billings increase by $40M Net Outcome GAAP Impact - $40M reduction in FibroGen Op Ex Cash Impact – FibroGen no longer pays 50% of AstraZeneca expenses; AstraZeneca pays 100% of FibroGen expenses; FibroGen cash burn reduced $80M per annum

Development Timeline

FIBROGEN

Program	Indication / Region	2015 2H	2016 1H	2016 2H	2017 1H	2017 2H	2018 1H	2018 2H
ROXADUSTAT	US / ROW	Stretch Goal for Complete Enrollment in FGEN Ph3 Studies December 2015	Base Goal for Complete Enrollment in FGEN Ph3 Studies March/April 2016				Regulatory Filing Submission	
ROXADUSTAT	China	Initiate Ph3 Q4 2015	MDS CTA	26-week Data Readout from Ph3; Initiate Regulatory Submission (rolling)	Ph3 Safety Extension Complete	NDA Approval		
ROXADUSTAT	EU / Japan	EU Phase 3 Studies Ongoing						
FG-3019	IPF		Complete Enrollment Ph 2 Study (vs placebo)		Top-Line Data Ph 2 Study (vs placebo)			
FG-3019	Pancreatic		ASCO GI presentation of available data (pancreatic resection study					
FG-3019	DMD	Initiate Ph 2 Study in Q4 2015 (non ambulatory)						
FG-3019	Liver			IND Filing NASH				
FG-5200			Production of Collagen Materials in Beijing Facility	Initiate Chronic Toxicology Study				

10

Roxadustat

Anemia 101 THE CONDITION Reduced Oxygen-Carrying Capacity of Blood ANEMIA IN CKD Dialysis & Pre-Dialysis INCREASED MORTALITY RED BLOOD CELL CREATION (ERYTHROPOIESIS) Hepcidin - Reduces Availability of Iron for RBC Production

LOW OXYGEN (e.g., High Altitude) or HIF-α ROXADUSTAT HIF-β HIF-α HIF-PH1 Enzymes HIF-PH Enzymes NORMAL OXYGEN ✕ Degradation HIF-α Roxadustat Stabilizes HIF-α Gene Transcription HIF-α Degrades Rapidly EPO Within or Near Physiological Range Red Blood Cell Production Hepcidin Levels Iron Transport to the Bone Marrow and Hemoglobin (Hb) Synthesis Iron Absorption Roxadustat Activates a Natural Pathway to Increase Red Blood Cell Production HIF-α 1HIF-PH - hypoxia-inducible factor prolyl hydroxylase

1 Cmax data for roxadustat estimated for a subset of 243 patients who achieved Hb response and were dosed at expected therapeutic doses. 2 Milledge & Cotes (1985) J Appl Physiol 59:360. 3 Goldberg et al. (1993), Clin Biochem 26:183, Maeda et al. (1992) Int J Hematol 55:111. 4 Kato et al. (1994) Ren Fail 16:645. 5 Based on Flaherty et al. (1990) Clin Pharmacol Ther 47:557. EPO Cmax (mIU/mL) Altitude2 Blood Loss3 Pulm Edema4 0.99 1.20 1.60 20 44 93 0.16 3.86 Dose Distribution by Percentile mg/kg/dose Min 25% 50% 75% Max Dose Distribution by Percentile (DOPPS Q4, 2011) U/kg/dose TIW 25% 50% 75% 95% 197 Roxadustat Achieves Target Hb within or near Physiologic EPO Cmax Levels ROXADUSTAT1 (Target Hb 11 to 13 g/dL) PHYSIOLOGICAL ADAPTATION (U.S. ESA Label: Hb 10 to 11 g/dL) ESA5

Roxadustat Increased Hb Aranesp® Increased Hb but Reduced Mean Cell Volume (Depletes Iron) IV Iron Ineffective Roxadustat Increased Hb Aranesp® or IV Iron Ineffective for Anemia of Inflammation ESAs Ineffective or Require High Doses in Presence of Inflammation in Preclinical Model Abs Hb g/dL 19.6 Aranesp (ESA) 15.4 IV Iron 19.3 Roxadustat 16.3 Vehicle -1 0 1 2 3 4 5 Hb Change from Baseline (g/dL) 10.4 Vehicle 13.0 Roxadustat 9.8 Aranesp (ESA) 9.5 IV Iron -1 0 1 2 3 4 5 Hb Change from Baseline (g/dL) Abs Hb g/dL Normal Animals Anemia of Inflammation Model of inflammation using rats challenged with PG-PS, ACD; Klaus, S, et al, Induction of Erythropoiesis and Iron Utilization by FG-4592, Poster Presentation, ASN 2005.

Roxadustat Reduces Hepcidin Decreased Hepcidin Improves Iron Availability and Reduces ESA Resistance CKD-DD Patients Previously Treated with EPO and Randomized (Study 040a) (Conversion, ESA Hyporesponders) CKD-DD Newly Initiated Dialysis (Study 053) Mean (±SE) Hepcidin (ng/mL) n=52 n=52 Baseline Week 7 Baseline Week 7 Roxadustat 2 mg/kg EPO Control ¹ p-value: change in hepcidin level at Week 7 from baseline in roxadustat vs EPO n=9 n=9 Mean (±SE) Hepcidin (ng/mL) Roxadustat

Hb Correction and Maintenance by Roxadustat Appear Independent of Inflammation (Study 053) As shown by CRP (marker of inflammation) Hb correction appears independent of inflammatory state Dose requirement for Hb maintenance appears independent of inflammatory state Greater reduction in hepcidin level in those with higher baseline hepcidin values ROXADUSTAT DOSE IN LAST 2 WEEKS CHANGE IN HEMOGLOBIN CHANGE IN HEPCIDIN

Phase 2 Program Conducted Across Different CKD Populations STUDY PATIENTS WEEKS DOSE LEVELS TIER WEIGHTS CONTROL KEY RESULTS Placebo-Controlled Pre-Dialysis 017 Dose Range Finding, NDD 116 4 4 No Placebo Reduction in Hepcidin Dose-dependent Increase in Hb 047 Pre-dialysis 91 8 2 3 Placebo Encouraging Safety Data Validation of Tier Weight-based Dosing ESA-Controlled Dialysis Conversion 048 Dialysis (Converted) 96 6 3 3 ESA Encouraging Safety Data Successful Conversion from ESA IV & SQ 040a Dialysis 60 6 3 No ESA Successful Conversion, Includes ESA Hyporesponsive Patients Dose Dependent Decrease in Hepcidin Phase 2b Key Proof of Concept Studies 041 Pre-dialysis (Six Correction and Maintenance Dose Cohorts) 145 16 and 24 6 3 Both tier weight and fixed starting doses can initiate Hb correction Maintained Hb with TIW, BIW, QW Decrease in Blood Pressure Observed (Subgroup) Reduced Total Cholesterol Levels 040b Dialysis* (Conversion) 101 19 5 3 ESA Maintenance Reduced Total Cholesterol Levels 053 Dialysis (Newly Initiated) 60 12 1 3 Oral Iron ≈ IV Iron Oral Iron HD ≈ oral Iron PD * Many patients were ESA hyporesponsive. Higher doses of ESA are generally needed to treat such patients.

Study 017: Placebo-Controlled Proof of Concept Study in Pre-Dialysis Anemic Pre-dialysis Patients not Receiving ESA Randomized to Placebo or Roxadustat, BIW or TIW 4-week Dose Ranging Study Evaluating 4 Weight-based Doses Responder = Hb rise ≥1 g/dL Mean (± SE) Δhbmax (g/dL) MEDIAN TIME TO RESPONSE 24.5 Days 14 Days 21 Days 14 Days DESIGN % Hb Responders 100% 91% 80% 100% 40% 58% 13% 30% 60% Statistically significant, dose-dependent Hb increase for all 4 doses and for all assessments from Day 8 (p=0.025) to end of treatment (Day 22 p=0.0001; Day 26-29 p<0.0001) 100% Response Rate at Highest Dose Hepcidin reduction in 1.5 mg/kg cohort (p=0.048) and in 2.0 mg/kg cohort (p=0.001) OBSERVATIONS 0.7 mg/kg 1.0 mg/kg 1.5 mg/kg 2.0 mg/kg

Study 047: Placebo-Controlled Study in Pre-dialysis TREATMENT N Baseline Hb MAX Change in HB P-Value vs Placebo PATIENTS WITH HB INCREASE ≥ 1 G/DL P-Value vs Placebo High Dose 31 8.9 2.4 <0.0001 93.1% <0.0001 Low Dose 30 8.8 1.6 <0.0001 88.5% <0.0001 Placebo 30 9.0 0.4 25.9% OBSERVATIONS High Dose: 1.77 mg/kg (n=31) Low Dose: 1.37 mg/kg (n=30)* Placebo (n=30) Mean (±SE) Hb Change from BL (g/dL) * Hb increase > 1 g/dL and Hb >11.0 g/dL at end of treatment DESIGN Anemic Pre-dialysis Patients not Receiving ESA Randomized to Placebo or Roxadustat TIW Two Tier Weight-based Doses 8 Weeks Dosing Statistically Significant, Dose-dependent Hb Increase for Both Cohorts 93.1% Hb response rate at highest dose *n at baseline

Studies 048 and 040a: ESA Comparator Study in Stable Dialysis Patients when Switched from Epoetin α (Conversion) OBSERVATIONS – Study 048 OBSERVATIONS – Study 040a (6 wks) Hemodialysis Patients with Hb Corrected on Stable Doses of ESA Randomized to Roxadustat TIW or Continuation of EPO for 6 Weeks of Treatment DESIGN Studies 048 and 040 Mean (±SE) Hemoglobin (g/dL) Roxadustat Maintained Hb in All Cohorts Hb Response Rates* Low Dose (59.1%), Mid Dose (88.9%), High Dose (100%) EPO (50%), p=0.005 (Mid Dose), p=0.0002 (High Dose) Successful in Wide Range of Patients, Includes EPO Hyporesponsive Patients Study Weeks Study Weeks 0 1 2 3 4 5 6 (n=22) Low-dose, 1.37 mg/kg (n=22) Medium-dose, 1.65 mg/kg (n=18) High-dose, 2.02 mg/kg (n=20) * % of Patients Maintaining Hb Level No Lower than 0.5 g/dL below Baseline at Both Week 6 and Week 7 Low-dose, 1 mg/kg (n=9) Medium-dose, 1.5 mg/kg (n=10) High-dose, 2 mg/kg (n=9) Epoetin α (n=9) For Study 048, approximately 50:50 split between SC and IV

Study 040b: ESA Comparator Study in Stable Dialysis Patients when Switched from Epoetin α (Conversion) Mean (±SE) Hemoglobin (g/dL) DESIGN – Stable Dialysis Conversion from ESA Hemodialysis Patients with Hb Corrected on Stable Doses of ESA Randomized to Roxadustat TIW or Continuation of EPO 19-week Treatment Duration Mean Baseline EPO Doses: 168 U/kg/wk IV (Dosed TIW) Low and High EPO Users Roxadustat Maintains Hb Levels Without IV Iron Roxadustat Maintains Hb Levels with Lower Cmax EPO Levels than IV Epoetin OBSERVATIONS

Study 041: Dose Finding in Pre-dialysis Different Targets, Different Correction Rates, Single Maintenance Algorithm 92% Response Rate Correction Achieved and Maintained to Ends of Treatment, Regardless of Starting and Maintenance Dose Reduction in Serum Hepcidin at Week 9 vs Baseline, p=0.0003 CKD Patients not on Dialysis Roxadustat Starting Doses TIW or BIW Tier Weight Dosing: 3 Sizes Dose Titration to Achieve Hb Dose Adjustment Every 4 Wks Maintenance Dosing Upon Achieving Hb 11 g/dL TIW, BIW or QW Dual Endpoint ΔHb ≥ 1 and Achieved Hb ≥ 11 g/dL 16 or 24 Week Treatment DESIGN OBSERVATIONS Mean (±SD) Hemoglobin (g/dL) Source: Besarab et al. 2011, J Am Soc Nephrol 22:196A BIW-QW,

Study 053: Roxadustat Corrects Anemia in Newly Initiated Dialysis Patients without IV Iron Besarab, et al., J Am Soc Nephrol 23:428A and 24:91A. * p<0.05 compared to IV iron and oral iron * * Weeks on Treatment DESIGN OBSERVATIONS Incident Dialysis (Newly Initiated Dialysis) Patients with Low Hb Levels and not on ESAs All Received Roxadustat Comparison of Treatment Response Under Different Iron Supplementation Conditions HD (Hemodialysis) Randomized to No Iron IV Iron Oral Iron PD (Peritoneal) Received Oral Iron Roxadustat Raised Hb as Efficiently with Oral Iron as with IV Iron Oral and IV Iron Arms Had Similar Hb Responses in PD and HD ≥1 g/dL Hb correction in >90% patients at Week 12 Mean (±SE) Hemoglobin (g/dL)

Conclusions: Phase 2 Studies Evaluated Broad Range of CKD Patient Population: Stable Dialysis, Incident Dialysis and Nondialysis; ESA Hyporesponders In Dialysis and Nondialysis: Consistent, Dose-Dependent Hb Response with Roxadustat In Nondialysis: Both Tiered and Fixed Dosing Regimens Produced 90% Response Rates and Maintained Stable Hb In Nondialysis and Dialysis: Substantial Reduction of Hepcidin Observed in All Cohorts In Incident Dialysis: No Increased Level of Roxadustat Dosing Required (Study 053) In Dialysis: Oral Iron is Comparable to IV Iron in Achieving and Maintaining Hb Correction with Roxadustat in Patients on Dialysis

Roxadustat Safety Review No Overall Safety Signal An independent data monitoring committee reviewed data Frequency and type of AEs expected in CKD patients No Cardiovascular Signal Lowers Cholesterol Levels No Increase in Blood Pressure Reduction in Blood Pressure at End of TIW Dosing Platelet Reduction in Patients with High Platelet Count No Cardiac Conduction Effect (TQT Study Negative) No Drug Related Renal Toxicity No Liver Safety Signal, No Special Liver Monitoring Requirement in Phase 3 SAFETY OBSERVATIONS IN COMPLETED PHASE 1 & 2 STUDIES Roxadustat Exposure ~1,100 Subjects 16 patients > 1 year 9 patients > 3 years EXTENSIVE PRECLINICAL EVALUATION OF CANCER RISK Carcinogenicity Studies Complete No Clinical Evidence of Tumor Risk to Date

Roxadustat Submissions for Marketing Approvals: US, Europe, and China

FIBROGEN

- **Indication**
  - Treatment of Anemia Associated with Chronic Kidney Disease (CKD) in Patients on Dialysis and Not on Dialysis
- **Primary Efficacy Endpoints - Based on Hemoglobin (Hb) Measurements**
  - Change in Hb from Baseline, or % Hb responders
  - US & EU: pre-specify primary endpoint by region
- **Safety Assessment Focused on Cardiovascular Events, Large Phase 3 Program for CKD Anemia**
  - Dialysis (DD) - in addition to stable dialysis, include incident dialysis, a high-risk population
  - Nondialysis (NDD) – first placebo-controlled pivotal study for this population
- **~ 8,000 Subjects in 10 Studies*** (8 ex-China, 2 China)

REGULATORY AUTHORITIES	US	EUROPE	CHINA
# of P3 Studies to Support Regulatory Approval	7**	6**	2
# of P3 Patients to Support Regulatory Approval	~7,500**	Up to 4,000**	450
Minimum Duration	52+ weeks	36+ weeks	26-52 weeks (100 for 1 yr)
Average Duration	1.3 to 1.5 years	1 year	6-12 months
Estimated Patient Years	~10,000	~4,000	~275
Mandatory Post-Approval Safety Study (China)	None at this time	None at this time	~2,000 patients
Pharma Partners	AstraZeneca	Astellas	AstraZeneca

* Excludes Japan where Phase 2 studies are being completed and Phase 3 plans will be finalized in 2015.
** Plan to support US regulatory approval with 7 studies (4 DD and 3 NDD), 5 of which (3DD and 2 NDD) will also be used in the European package that contains a total of 6 studies (3 DD and 3 NDD).

27

Roxadustat Phase 3 Program   STUDY NUMBER COMPARATOR RANDOM- IZATION N STUDY LOCATIONS CHINA  EUROPE  US  STUDY SPONSOR PHASE 3 STUDIES TO SUPPORT REGULATORY APPROVAL Stable Dialysis    CL-6131 Epoetin α/Darbe 376/200/174 750 EU, MEA3 36+ wks 52+wks  Astellas   FG-0641 Epoetin α 1:1 Up to 750 US+/-Global 36+ wks 52+wks  FibroGen FG-806 Epoetin α 2:1 300 China  26-52 wks   FibroGen Incident Dialysis   FG-0631 Epoetin α 1:1 Up to 750 Global 36+wks 52+ wks FibroGen Incident and Stable Dialysis AZ-002 Epoetin α 1:1 1425 Global 52+ wks AstraZeneca Non-Dialysis FG-060* Placebo 2:1 Up to 600 US, LA2, APAC3 36+ wks 52+ wks FibroGen CL-0608* Placebo 2:1 450-600 EU, MEA4 36+ wks 52+ wks Astellas FG-808 Placebo 2:1 150 China 26-52 wks FibroGen AZ-001 Placebo 1:1 ~2,600 Global 52+ wks AstraZeneca EUROPEAN REIMBURSEMENT STUDY CL-0610 Darbepoetin 2:1 570 EU, MEA 36+ wks N/A Astellas  1Plan to support US regulatory approval with 7 studies (4 DD and 3 NDD), 5 of which (3DD and 2 NDD, highlighted) will also be used in the European package that contains a total of 6 studies (3 DD and 3 NDD) 2 LA - Latin America; 3 APAC - Asia-Pacific; 4 MEA - Middle East & Africa

Roxadustat Has Potential to Address Unmet Need in Multiple Markets

FIBROGEN

Secondary CKD → DIABETES, HYPERTENSION

	CKD		DIABETES	HYPERTENSION	CANCER	INFLAMMATORY
Disease	Dialysis	Pre-Dialysis	36% Anemic[1]	20% Anemic[1]	Myelodysplasia Chemotherapy Induced Anemia	IBD, Lupus, RA, etc.
Limitations on ESA Treatment	FDA Safety Issues		Not Referred to Nephrologists 'Delayed Referral'		Safety Issues (Higher ESA doses required v CKD) Transfusion Mkt	ESAs Not Demonstrated to Work
Clinician	Nephrologist Where ESA Is Avail Now		Endocrinologist/ Diabetologist	Cardiologist/ Internist	Oncologist	GI/Rheumatologist/ Internist

US



CHINA, ASIA, ex-Japan



Generic ESAs

JAPAN

Partnered with Astellas

EU, CIS



Costly Treatment

[1] FibroGen estimate

29

Potential Multiple Global, Multi-Billion Dollar Markets for Anemia

FIBROGEN

	Secondary CKD				
Disease	CKD	DIABETES	HYPERTENSION	CANCER	INFLAMMATORY
	Dialysis / Pre-Dialysis	36% Anemic[1]	20% Anemic[1]	Myelodysplasia Chemotherapy-Induced Anemia	IBD, Lupus, RA, etc.
Roxadustat Market Opportunity	1 **Existing Market:** Superiority to ESAs	2 **New Market:** First-in-Class Oral Therapy in Secondary CKD		3 **Re-Establish Market:** Safer Option	4 **New Market:** Treat in Presence of Inflammation
Clinician	Nephrologist Where ESA Is Avail Now	Endocrinologist/ Diabetologist	Cardiologist/ Internist	Oncologist	GI/Rheumatologist/ Internist

US



CHINA, ASIA, ex-Japan

5 **Mainly New Market:** Opportunity to Become Standard of Care for Serious Unmet Need

JAPAN

EU, CIS



6 **Existing and New Markets:** Cost Effective

[1] FibroGen estimate

30

China Opportunity Unique Positioning as a Domestic Chinese Company CFDA Green Pass Status AZ, Our Commercial Partner, 2nd Largest Multinational Pharmaceutical Company by Sales in China 1st Phase 3 Results with Roxadustat – Potential 1st Launch Country Potential Entry into #2 Pharma Market in the World Platform for Rapid Entry into China – Corneal Implants Mean Hb 9.1 Achieved with Use of ESA 300,000-400,000 Patients, Reaching Size of US Dialysis Population 20% to 30% Annual Growth in Dialysis Capacity Since 2007 and Expected to Continue Near Term Growth Driven by Severe Disease Reimbursement Policy and Demographics FIBROGENCHINA 珐博进(中国)医药技术开发有限公司 NON-DIALYSIS DIALYSIS STAGE 4 PRE-DIALYSIS Dialysis Eligible Population, 1-2 million Progression to End Stage Renal Disease Very Sick, Highly Anemic, Dialysis Stage Population Very Limited ESA Use Graphic not to scale

China Phase 3 Program Completion of Enrollment (Dialysis Study): Projected Q2 2016 Completion of Enrollment (Non-Dialysis Study): Projected Q3 2016 Primary Efficacy Safety Subjects Arm Endpoint Assessment 200 Roxadustat 26 weeks 100 ESA 52 weeks 100 Roxadustat 8 weeks 50 Placebo Total 2 Studies: 300 Roxadustat 150 450 Non-Dialysis (Naives) Dialysis (Conversion & Maintenance) 100 Roxadustat Submission of CTA to the CFDA for a 2nd indication MDS – Planned for Q2 2016

URGENT, SEVERE UNMET MEDICAL NEED Approximately 4 to 5 Million Patients with Corneal Blindness in China 100,000 New Cases per Year, Approx. 3,000 Corneal Implant Surgeries Cadaver Transplants Very Limited by Cultural Restriction PLATFORM TO FOCUS ON CHINA FIRST FG-5200 Targets Patients Treatable with Partial Thickness Implants 60-month Proof of Concept Data with Prototype in 10 Patients in Sweden Possibility to Address Major Unmet Need – Science Translational Medicine Opportunity to Expand Outside China Plan to Meet with CFDA on Clinical Program Corneal Implants – FG-5200 (China) Proprietary Recombinant Human Type III Collagen Integration of Implants with Host Tissue Encourages Nerve Regeneration Allows for Clearer Vision and No Rejection Central corneal scar covering entire pupil Most of pupil is blocked

Roxadustat Global Partnerships $ Millions JAPAN, EU, ETC. U.S., CHINA, ROW Cash Received to Date* Equity Investment in FibroGen $81 $20 $101 Upfront, Non-Contingent $360 $402 $360 + $340 Development & Reg. Milestones $543 $571 $118 Commercial Milestones $15 $653 $0 POTENTIAL TOTAL $918 M $1,626 M $683 M of $2,544 M Low 20% (Astellas) – Low-Mid 20% (AstraZeneca) Net Sales Royalty / Transfer Price FibroGen ex-China Costs Capped at $116.5 M (Cost-Share < 50% of Planned CKD Anemia Development Costs) Commercialization Costs Are Covered by Partners in All Territories Ex-China PAYMENTS TO FIBROGEN China Partnership: 50% Profit Sharing and 50% Development and Launch Cost Responsibility DEVELOPMENT FUNDING LAUNCH FUNDING

FG-3019 Monoclonal Antibody to Connective Tissue Growth Factor (CTGF)

Central Role of Connective Tissue Growth Factor (CTGF) in Fibrosis

FIBROGEN



LPA
TGFβ
IL-13
CTGF
PDGF
FGF
VEGF
FG 3019
CELLULAR RESPONSES
Myofibroblast activation
ECM deposition & Remodeling
De-differentiation
Proliferation
Survival
Motility & Invasion
Target Diseases
FIBROSIS
IPF
Cirrhosis
Duchenne muscular dystrophy
Cardiovascular disease
CANCER
Pancreatic cancer
Squamous cell lung cancer
Melanoma

FIBROGEN: SCIENTIFIC LEADERSHIP IN FIBROSIS

- FibroGen's founding focus on the pathophysiology of fibrosis and diseases associated with persistent and excessive scarring
- FG-3019 is an internally discovered antibody to CTGF

36

FG-3019 Improved Fibrosis in Mouse Model and in Human Disease Improved / Stable Fibrosis Correlates with Improved Lung Function Improved/ Stable Fibrosis Worse Fibrosis Reversal of Lung Fibrosis by High Resolution CT at Week 48 Improved/Stable 38% Subject NORMAL Hounsfield Units Increasing Fibrosis Reversal of Fibrosis by Histology WEEK 18 Two Weeks of FG-3019 WEEKS 16 Pre-Treatment Week Post-Irradiation 16 20 0 -600 -500 -400 -300 -200 P<0.001 P<0.001 * * * * * * * 4 8 12 24 28 32 36 40 44 48 52 Control FG-3019 FG-3019 Radiation-Induced Mouse Lung Fibrosis Phase 2A IPF Clinical Trial Reversal of Fibrosis by Micro-CT Imaging * FG-3019 vs placebo (p≤ 0.05)

Relationship of 1-Year Survival to Dose Percent 1 Year Survival Rate Dose-Related Increase in Survival Day-15 Minimum FG-3019 Plasma Level ≥ 150 µg/mL 2x Median Survival (9.4 vs. 4.8 Months) (p=0.025) 3x One-Year Survival (37% v 11%) (p=0.01) Phase 2 Dose-Dependent Survival in Advanced Pancreatic Cancer Relationship of Survival to FG-3019 Day-15 Plasma Levels Percent Overall Survival Overall Survival Time (Months) FG-3019 Combined with Gemcitabine and Erlotinib (n=75) 22.5 35 45 25 15 10 3 17.5 KEY FINDINGS Weekly mg/kg Biweekly mg/kg FG-3019 > 150 μg/mL; n=38 FG-3019 < 150 μg/mL; n=37 p=0.025 Percent Overall Survival 0 5 10 15 20 25 30 35 40 45 0 20 40 60 80 100

Phase 2 Trials in Pancreatic Cancer, DMD and IPF Main goal: convert to operable state N=42 Randomization 2:1 up to 6 months of FG-3019, gemcitabine, nab-paclitaxel Gemcitabine and nab-paclitaxel Endpoint: complete tumor removal Currently enrolling LOCALLY ADVANCED INOPERABLE PANCREATIC CANCER Open-label study in non-ambulatory patients Endpoints consistent with recent FDA draft guidelines Primary endpoint: Pulmonary function Secondary endpoints MRI for muscle fat/fibrosis, cardiac MRI, upper body strength & mobility Currently enrolling DMD Randomized placebo-controlled clinical trial Naïve n=90; naïve + pirfenidone / nintedanib failures n= up to 46 Evaluating study expansion to include FG-3019 + approved IPF therapy Key endpoints Pulmonary function: change in FVC from baseline Fibrosis by HRCT Currently enrolling IPF

Localized Pancreatic Cancer 47,000 new cases of pancreatic cancer per year in U.S. 1 50% of patients with pancreatic cancer have no detectable metastases at presentation 23,500 classified as clinically localized (50%)1 8,225 with pancreatic cancer that precludes resection1 15,275 with tumors that are potentially resectable1 Differential outcomes and clinical significance of pancreatic resection Non-resectable 50% survive 8 to 12 months post-diagnosis Few report 5-year survival Similar to metatastatic cases Resectable 50% survive 17 to 27 months post-diagnosis ~20% report 5-year survival 1. Heestand et al. (2015) J Clin Oncol 33:1770-1778.

Preliminary Data from Open-Label Resection Study ITT Still On Treatment Completed 6-month course of therapy Re-scored as eligible for resection R0 (no residual disease) R1 (microscopic residual disease) SOC alone (gemcitabine + nab-paclitaxel) 6 2 2 (2 others discontinued due to disease progression) 1 1 - FG-3019 + SOC 6 2 3 (1 other discontinued due to unrelated SAE) 3 2 1 Presented at ASCO-GI in January 2016

Preliminary LAPC Data Need to see more patient data, but trends are encouraging Subjects who failed resection scoring and were deemed inoperable were randomized to two treatment arms: chemotherapy vs. chemotherapy + FG-3019 In the FG-3019 + chemotherapy treatment arm, the tumors in 3 of the first 4 subjects were converted from inoperable to operable Tumors deemed resectable upon rescoring After surgery, 2 of those 3 subjects had complete tumor removal (R0), while 1 had microscopic tumor remaining (R1) In comparison, only 1 of the first 4 subjects receiving chemotherapy alone was considered to have operable cancer and to be a candidate for surgery

Changes in Tumor Marker CA19.9* Chemo + FG-3019 Chemo Percent Change in CA19.9 *Preliminary Data

Change in Tumor Size (RECIST criteria)* Percent Change in Tumor Size Chemo + FG-3019 Chemo *Preliminary Data Baseline Week 8 Week 16 Week 24

Duchenne Muscular Dystrophy (DMD) and CTGF Blockade DMD – rare hereditary disease: ~1 in 3,500 boys in the US No FDA/EU approved treatment to date Progressive muscle weakness and respiratory failure (age 5-18) DMD leads to muscle fibrosis and loss of muscle function: muscles replaced by fibrotic tissue in advanced disease CTGF: Directly impacts not just fibrosis but muscle cell phenotype1 Strongly associated with fibrosis in skeletal muscle of human muscular dystrophy (MD) Strongly associated with fibrosis in heart of mouse (mdx) MD Induces de-differentiation of skeletal muscle cells Over-expression in normal mice transiently induces features of skeletal MD Reducing CTGF improves mdx mouse MD 1 Au (2011); Morales (2011); Morales (2013); Pessina (2014); Vial et al (2008)

FG-3019 Decreased Fibrosis and Increased Muscle Strength in mdx Mice FG-3019 significantly reduced collagen content/fibrosis in muscle (mdx mouse) FG-3019 fibronectin content/fibrosis in muscle (mdx mouse)

Decreased CTGF Increased Skeletal Muscle Function in mdx Mice CTGF hemi-zygous or FG-3019-treated mdx mice exhibited increased isometric force WT- wild type, normal mice; mdx - disease model

FG-3019 Increased Muscle Endurance in mdx Mice 5-min treadmill exercise tolerance test: mdx mice treated with FG-3019 stopped fewer times to rest than untreated mice (mdx-control) and were more similar to normal mice Morales, Hum Mol Genet-Suppl Data (2013)

HIF Research

Targeting Tumor Metastasis Metastasis, the process by which cancer spreads to nearby lymph nodes or distant organs, is a defining feature of cancer. Metastasis occurs in tumors of all types but especially in melanoma, lung, breast, ovarian, prostate, and pancreatic cancers. Metastases are the major cause of death from cancer, and thus the suppression of metastasis is an urgent therapeutic need. The progression from an isolated tumor to disseminated metastatic disease is a multistep process, involving tumor cell invasion from the primary tumor, intravasation, arrest and extravasation of the circulatory system, followed by angiogenesis and growth at a distant site. FibroGen is pursuing a class of compounds that have the potential to treat cancer metastasis via a novel mechanism.

FG-6888 Significantly Reduced Tumor Burden in An Experimental Metastasis Model

FIBROGEN

- The "tail vein" experimental metastasis model is used to evaluate the ability of tumor cells to arrest, extravasate, and grow in various organs following intravascular injection.
- Uses MDA-MB-231-luc human breast tumor cells, engineered to express luciferase for bioluminescence detection *in vivo*
- Female BALB/c nude mice (n=12/group) inoculated with 1 million cells by tail vein injection on Day 0
- Oral daily dosing of 60mg/kg FG-6888 (or vehicle) starting on Day 0 (~1 h before tumor cell injection) and continuing until Day 32
- Lung tumor burden measured on Day 32 by bioluminescence imaging





Tumor Burden (Photons/s)
4.0×10⁷
3.0×10⁷
2.0×10⁷
1.0×10⁷
0
*p=.0143
Vehicle
FG-6888



Percent survival
100
90
80
70
60
50
40
30
0
5
10
15
20
25
30
35
Days
Vehicle
FG-6888

51

FG-6888 Significantly Reduced Tumor Burden in Tail-Vein Model: Dose Response Study Female BALB/c nude mice (n=14/group) inoculated with 1 million cells by tail vein injection on Day -3 Oral daily dosing of 20-80mg/kg FG-6888 (or vehicle) starting on Day 0 (3 days after tumor cell injection) and continuing until Day 32 Lung tumor burden measured on Day 32 by bioluminescence imaging

February 2016